Supplement dated February 3, 2023 to the Natixis Funds Prospectuses and Summary Prospectuses, each dated April 1, 2022, May 1, 2022, and June 1, 2022, as may be revised or supplemented from time to time, for the following funds:

AEW Global Focused Real Estate Fund	Natixis Oakmark Fund
AlphaSimplex Global Alternatives Fund	Natixis Oakmark International Fund
AlphaSimplex Managed Futures Strategy Fund	Natixis Sustainable Future 2015 Fund®
Gateway Equity Call Premium Fund	Natixis Sustainable Future 2020 Fund®
Gateway Fund	Natixis Sustainable Future 2025 Fund®
Loomis Sayles Bond Fund	Natixis Sustainable Future 2030 Fund®
Loomis Sayles Global Growth Fund	Natixis Sustainable Future 2035 Fund®
Loomis Sayles High Income Fund	Natixis Sustainable Future 2040 Fund®
Loomis Sayles International Growth Fund	Natixis Sustainable Future 2045 Fund®
Loomis Sayles Investment Grade Bond Fund	Natixis Sustainable Future 2050 Fund®
Loomis Sayles Investment Grade Fixed Income Fund	Natixis Sustainable Future 2055 Fund®
Loomis Sayles Senior Floating Rate and Fixed Income Fund	Natixis Sustainable Future 2060 Fund®
Loomis Sayles Strategic Alpha Fund	Natixis Sustainable Future 2065 Fund®
Loomis Sayles Strategic Income Fund	Natixis U.S. Equity Opportunities Fund
Mirova Global Green Bond Fund	Vaughan Nelson Mid Cap Fund
Mirova Global Sustainable Equity Fund	Vaughan Nelson Small Cap Value Fund
Mirova International Sustainable Equity Fund	Vaughan Nelson Select Fund
Mirova U.S. Sustainable Equity Fund

Effective immediately, the paragraph under “Purchasing and Sale of Fund Shares” in the subsection “Class N Shares” is amended and restated as follows:

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•

Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.